UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): MARCH 15, 2004

                             AUTO DATA NETWORK, INC.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       000-24609               13-3944580
 ---------------------------      ----------------------       ------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

                         5 CENTURY PLACE, LAMBERTS ROAD,
                  TUNBRIDGE WELLS, KENT, UNITED KINGDOM TN2 3EH
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 011 44 1892 511 566

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.       OTHER EVENTS.

Press Release

On March 15, 2004, Auto Data Network, Inc. issued the press release attached hereto as Exhibit 99.1 regarding the closing of its acquisition of a one-third equity interest in DCS Automotive Holdings Limited for $11 million and its right to purchase the remaining two-thirds equity interest in DCS Automotive Holdings Limited upon the completion of certain financial performance criteria by DCS Automotive Holdings Limited.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) and (b)       Not Applicable

             (c) Exhibits. The following exhibits are filed with this report:

                    99.1 Press Release, dated March 15, 2004, of Auto Data Network, Inc.

      [remainder of page intentionally left blank; signature page follows]

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AUTO DATA NETWORK, INC.
                                         (Registrant)


                                          By:  /s/ Christopher R. Glover
                                             -----------------------------------
                                             Name:  Christopher R. Glover
                                             Title: Chief Executive Officer

Dated:  April 6, 2004

                                  EXHIBIT INDEX

99.1           Press Release, dated March 15, 2004, of Auto Data Network, Inc.